                                                                    EXHIBIT 10.3

                                    ADDENDUM

                                       TO

                                LEASE AGREEMENT

                                 BY AND BETWEEN

                   ROBLEDO INVESTMENTS, LTD. dba JUDSON PLAZA

                                      AND

                           Friedman Industries, Inc.

This addendum is to that certain Lease Agreement entered in of the 16th day of March 1996, by and between Judson Plaza, Inc., herein being known as Robledo Investments, Ltd., dba, Judson Plaza, (hereafter referred to as Landlord) and Friedman Industries, Inc. (hereafter referred to as Tenant). This addendum is hereby entered into by and between the Parties as follows:

                                  WITNESSETH:

WHEREAS, Tenant has heretofore leased from Landlord space in the amount of 2596 square feet in that certain commercial building known as Judson Plaza located at 1121 & 1125 Judson Road, Longview, Gregg County, Texas (hereinafter referred to as the "building"); and

WHEREAS, Tenant desires to EXTEND term of the lease agreement;

NOW, THEREFORE, for and in consideration of the mutual convenience herein contained in the Lease Agreement, the Parties do hereby agree as follow:

1. Landlord hereby agreed to extend the term of the lease for additional term of Eighty four (84) months commencing May 1, 2001 and expiring April 30, 2008.

2.   Monthly rental installment: $2,272.00.

3. Landlord agrees to paint & carpet space within 60 days of the execution of this document.

4. Landlord grants tenant the right to renew the lease for an additional term of 5 years at a rate increase not to exceed 5%. Tenant shall provide Landlord notice within 90 days prior to expiration of the primary term should tenant wish to extend lease.

5. Landlord agrees to grant tenant a right of first refusal to lease additional space contiguous and located across the hallway from tenants current space. Upon notice from Landlord of the availability of additional space, tenant shall have 7 working days to notify Landlord of their commitment to lease said space. The rate for the additional space shall be at tenants per square foot rate.

6. Landlord and Tenant hereby agree to be bound by all other terms of the Lease Agreement in regard to this Lease Agreement.

                    DATE AS OF THE 12th DAY OF APRIL, 2001.

LANDLORD:                                       TENANT:

ROBLEDO INVESTMENTS, LTD.                       FRIEDMAN INDUSTRIES, INC.
dba JUDSON PLAZA


BY: /s/   [ILLEGIBLE]                            BY: /s/   WILLIAM E. CROW
   ----------------------------                     ----------------------------
          (Signature)                                      (Signature)